LIBERTY FREEDOM
                                      FUND










                                  ANNUAL REPORT

                               FOR THE YEAR ENDED
                                  MAY 31, 1999

                              LIBERTY FREEDOM FUND


Dear Shareholder:

We are pleased to provide you with our first full year's results as of June 30, 1999. From our inception on June 29, 1998 through June 30, 1999, the Fund returned 14.55% (10.57% when including the effect of the sales charge), while assets grew to $4.1 million.

This has been an eventful year. Shortly after opening the Fund, the stock market
- as represented by the S&P 500 Index - experienced one of its worst periods of performance, losing 15.35% in July and August of 1998. By year-end, however, these losses were recouped. During the first quarter of 1999, we witnessed a flat period for value stocks. The second quarter was the charm. Investors found favor with the large, stable corporations that comprise the S&P 100 Index. As a result, our Fund ended its inaugural year on a positive note and outperformed its benchmark - the S&P 500 Barra Value index which returned 12.23%.

As we move forward, we will continue to adhere to our investment philosophy which seeks to maximize value while minimizing risk.


Cordially,

/s/ Greg St. Etienne

Greg St. Etienne
Advisor

                              LIBERTY FREEDOM FUND

                      LIBERTY FREEDOM FUND, CLASS A SHARES

Comparison of the change in value of a $10,000 investment in the Liberty Freedom Fund, Class A Shares versus the S&P 500 Composite Stock Price, the S&P 500 Barra
               Value and the Lipper Growth & Income Fund Indexes.

                                    Liberty Freedom Fund,     S&P 500 Composite
                                       Class A Shares         Stock Price Index
                                    ---------------------     -----------------
29-Jun-98                                 $10,000                  $10,000
31-Jul-98                                  $9,295                   $9,896
31-Aug-98                                  $8,234                   $8,465
30-Sep-98                                  $8,851                   $9,005
31-Oct-98                                  $9,421                   $9,742
30-Nov-98                                  $9,904                  $10,330
31-Dec-98                                  $9,915                  $10,926
31-Jan-99                                  $9,683                  $11,386
28-Feb-99                                  $9,538                  $11,026
31-Mar-99                                  $9,741                  $11,466
30-Apr-99                                 $11,153                  $11,913
31-May-99                                 $11,057                  $11,626

                                           S&P 500             Lipper Growth &
                                      Barra Value Index       Income Fund Index
                                    ---------------------     -----------------
29-Jun-98                                 $10,000                  $10,000
31-Jul-98                                  $9,783                   $9,755
31-Aug-98                                  $8,210                   $8,377
30-Sep-98                                  $8,709                   $8,753
31-Oct-98                                  $9,391                   $9,389
30-Nov-98                                  $9,880                   $9,841
31-Dec-98                                 $10,227                  $10,176
31-Jan-99                                 $10,434                  $10,272
28-Feb-99                                 $10,209                  $10,045
31-Mar-99                                 $10,519                  $10,392
30-Apr-99                                 $11,425                  $11,070
31-May-99                                 $11,223                  $10,905

Average Annual Total Return
Period ended May 31, 1999
Since inception (6/29/98)                   10.57%

Returns shown reflect the effect of the maximum sales load of 3.50%.

Past performance is not predictive of future performance.

The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

The Lipper Growth & Income Fund Index is comprised of the 30 largest growth and income funds. Growth and Income funds combine the growth-of-earnings orientation and an income requirement for level and/or rising dividends.

Indexes do not incur expenses and are not available for direct investment.

                              LIBERTY FREEDOM FUND

SCHEDULE OF INVESTMENTS AT MAY 31, 1999
--------------------------------------------------------------------------------
  Shares   COMMON STOCKS: 96.80%                                    Market Value
--------------------------------------------------------------------------------
           AEROSPACE/DEFENSE: 3.08%
   1,900   General Dynamics Corporation...........................  $   124,925
                                                                    -----------
           AUTO PARTS & EQUIPMENT: 5.39%
   1,398   Delphi Automotive Systems Corporation..................       27,433
   3,200   The Goodyear Tire & Rubber Company.....................      191,000
                                                                    -----------
                                                                        218,433
                                                                    -----------
           AUTOMOBILES: 3.40%
   2,000   General Motors Corporation.............................      138,000
                                                                    -----------
           BANKS - MAJOR REGIONAL: 2.66%
   2,700   Wells Fargo & Company..................................      108,000
                                                                    -----------
           BANKS - MONEY CENTER: 4.47%
   1,300   J.P. Morgan & Co., Incorporated........................      181,106
                                                                    -----------
           CHEMICALS: 8.83%
   2,500   E. I. du Pont de Nemours and Company...................      163,594
   1,200   The Dow Chemical Company...............................      145,800
     950   Union Carbide Corporation..............................       48,747
                                                                    -----------
                                                                        358,141
                                                                    -----------
           CHEMICALS - SPECIALTY: 2.53%
   2,500   International Flavors & Fragrances, Inc................      102,812
                                                                    -----------
           COMMUNICATIONS EQUIPMENT: 2.75%
   2,950   Harris Corporation.....................................      111,547
                                                                    -----------
           ELECTRIC COMPANIES: 5.08%
   2,300   American Electric Power Company, Inc...................       99,763
   3,750   The Southern Company...................................      106,406
                                                                    -----------
                                                                        206,169
                                                                    -----------
           ELECTRICAL EQUIPMENT: 3.50%
   1,500   Honeywell, Inc.........................................      141,937
                                                                    -----------

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           ENGINEERING AND CONSTRUCTION: 2.34%
   2,550   Fluor Corporation......................................  $    94,987
                                                                    -----------
           FINANCIAL - DIVERSIFIED: 6.88%
   1,100   American Express Company...............................      133,306
   2,200   Citigroup Inc..........................................      145,750
                                                                    -----------
                                                                        279,056
                                                                    -----------
           INSURANCE - MULTI-LINE: 6.26%
   1,400   CIGNA Corporation......................................      130,550
   1,950   The Hartford Financial Services Group, Inc.............      123,338
                                                                    -----------
                                                                        253,888
                                                                    -----------
           LEISURE TIME - PRODUCTS: 2.60%
   4,400   Brunswick Corporation..................................      105,600
                                                                    -----------
           MACHINERY - DIVERSIFIED: 3.79%
   2,800   Caterpillar Inc........................................      153,650
                                                                    -----------
           MANUFACTURING - DIVERSIFIED: 4.76%
   2,250   Minnesota Mining and Manufacturing Company.............      192,938
                                                                    -----------
           OIL - DOMESTIC INTEGRATED: 3.40%
   1,650   Atlantic Richfield Company.............................      138,084
                                                                    -----------
           OIL - INTERNATIONAL INTEGRATED: 5.70%
   1,200   Chevron Corporation....................................      111,225
   1,500   Exxon Corporation......................................      119,813
                                                                    -----------
                                                                        231,038
                                                                    -----------
           PHOTOGRAPHY/IMAGING: 2.33%
   1,400   Eastman Kodak Company..................................       94,675
                                                                    -----------
           RAILROADS: 2.79%
   3,450   Norfolk Southern Corporation...........................      112,988
                                                                    -----------

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISE: 3.89%
   3,300   Sears, Roebuck and Co..................................  $   157,781
                                                                    -----------
           RETAIL - SPECIALTY/APPAREL: 4.52%
   3,750   The Limited, Inc.......................................      183,281
                                                                    -----------
           TELEPHONE: 2.70%
   2,000   Bell Atlantic Corporation..............................      109,500
                                                                    -----------
           TOBACCO: 3.15%
   3,300   Philip Morris Companies Inc............................      127,256
                                                                    -----------
           Total common stocks (cost $3,551,013)..................    3,925,792
                                                                    -----------

Principal
 Amount    Short-term Investments: 2.65%
-------------------------------------------------------------------------------
$107,616   Firstar Stellar Treasury Fund, 5.00%...................      107,616
                                                                    -----------
           Total Investments in Securities
           (cost $3,658,628): 99.45%..............................    4,033,408
           Other Assets less Liabilities: 0.55%...................       22,458
                                                                    -----------
           TOTAL NET ASSETS: 100.00% .............................  $ 4,055,866
                                                                    ===========

+ At May 31, 1999, the cost of securities for Federal tax purposes was $3,670,311. Gross unrealized appreciation and depreciation of securities were as follows:

           Gross unrealized appreciation .........................  $   419,384
           Gross unrealized depreciation .........................      (56,287)
                                                                    -----------
              Net unrealized appreciation ........................  $   363,097
                                                                    ===========

                              LIBERTY FREEDOM FUND

STATEMENT OF ASSETS AND LIABILITIES AT MAY 31, 1999
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value (identified cost $3,658,628) $ 4,033,408 Receivables
      Due from Advisor............................................        6,310
      Dividends and interest......................................       14,516
   Deferred Organization Cost.....................................       32,657
   Prepaid expenses ..............................................        6,424
                                                                    -----------
         Total assets.............................................    4,093,315
                                                                    -----------
LIABILITIES
   Payables
      Administration fees.........................................        2,549
   Accrued expenses...............................................       34,900
                                                                    -----------
         Total liabilities........................................       37,449
                                                                    -----------
NET ASSETS........................................................  $ 4,055,866
                                                                    ===========
CLASS A - NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   $4,055,866/354,913 shares outstanding;
   unlimited number of shares (par value $0.01) authorized........  $     11.43
                                                                    ===========
CLASS A - OFFERING PRICE PER SHARE ($11.43 / 0.965)...............  $     11.84
                                                                    ===========

COMPONENTS OF NET ASSETS
   Paid-in capital................................................  $ 3,569,855
   Accumulated net investment income..............................       13,267
   Accumulated net realized gain on investments...................       97,964
   Net unrealized appreciation on investments.....................      374,780
                                                                    -----------
      Net assets..................................................  $ 4,055,866
                                                                    ===========

See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

STATEMENT OF OPERATIONS - FOR THE PERIOD FROM JUNE 29, 1998* THROUGH
MAY 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income
      Dividends...................................................  $    65,122
      Interest....................................................        5,059
                                                                    -----------
         Total income.............................................       70,181
                                                                    -----------
   Expenses
      Administration fees (Note 3)................................       27,534
      Advisory fees (Note 3)......................................       21,729
      Custodian and accounting fees...............................       21,266
      Professional fees...........................................       18,491
      Transfer agent fees.........................................       15,604
      Distribution fees (Class A) (Note 4)........................       12,782
      Reports to shareholders.....................................       11,015
      Registration fees...........................................        9,238
      Amortization of deferred organization costs.................        7,343
      Shareholder servicing fees (Class A) (Note 4)...............        6,390
      Trustees' fees..............................................        3,772
      Other ......................................................        3,213
      Insurance expense...........................................        1,735
                                                                    -----------
         Total expenses...........................................      160,112
         Less, advisory fee waiver and absorption (Note 3)........     (106,397)
                                                                    -----------
         Net expenses.............................................       53,715
                                                                    -----------
            Net investment income.................................       16,466
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from security transactions...................      100,667
   Net change in unrealized appreciation on investments...........      374,780
                                                                    -----------
      Net realized and unrealized gain on investments.............      475,447
                                                                    -----------
            Net Increase in net assets resulting from operations..  $   491,913
                                                                    ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                  June 29, 1998*
                                                                     through
                                                                   May 31, 1999
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS
   Net investment income ........................................     $ 16,466
   Net realized gain from security transactions..................      100,667
   Net change in unrealized appreciation on investments..........      374,780
                                                                   -----------
      Net increase in net assets resulting from operations.......      491,913
                                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...................................       (3,199)
   From net realized gain from security transactions.............       (2,703)
                                                                   -----------
      Total Distributions........................................       (5,902)
                                                                   -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (Class A) (a)............................    3,569,855
                                                                   -----------
   Total increase in net assets..................................  $ 4,055,866
                                                                   ===========
NET ASSETS
Beginning of period..............................................           --
                                                                   -----------
End of period....................................................  $ 4,055,866
                                                                   ===========

(a) A summary of capital shares transactions is as follows:

                                                           June 29, 1998*
                                                              through
                                                            May 31, 1999
                                                      -------------------------
CLASS A                                                 Shares         Value
-------                                               -----------   -----------
Shares sold .........................................     410,458   $ 4,116,516
Shares issued in reinvestment of distributions.......         565         5,617
Shares redeemed......................................     (56,110)     (552,278)
                                                      -----------   -----------
Net increase.........................................     354,913   $ 3,569,855
                                                      ===========   ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                 June 29, 1998*
                                                                     through
                                                                  May 31, 1999
--------------------------------------------------------------------------------

Net asset value, beginning of period............................  $     10.00
                                                                  -----------
Income from investment operations:
      Net investment income.....................................         0.05
      Net realized and unrealized gain on investments...........         1.40
                                                                  -----------
Total from investment operations................................         1.45
                                                                  -----------
Less distributions:
      From net investment income................................        (0.01)
      From net realized gain from security transactions.........        (0.01)
                                                                  -----------
Total distributions.............................................        (0.02)
                                                                  -----------
Net asset value, end of period..................................  $     11.43
                                                                  ===========
Total return....................................................        14.55%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........................  $     4,056

Ratio of expenses to average net assets:
      Before advisory fee waiver and absorption.................         6.24%+
      After advisory fee waiver and absorption..................         2.10%+

Ratio of net investment income to average net assets:
      After advisory fee waiver and absorption..................         0.64%+

Portfolio turnover rate.........................................        54.69%


*  Commencement of operations.
+  Annualized.
++ Does not include sales load and is not annualized.


See accompanying Notes to Financial Statements.

                              LIBERTY FREEDOM FUND

NOTES TO FINANCIAL STATEMENTS AT MAY 31, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Liberty Freedom Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 29, 1998. The Fund's primary investment objective is the growth of capital. Its secondary objective is to provide current income. The Fund uses a disciplined approach to select securities it believes are undervalued, reasonably priced and have prospects for continued consistent growth.

     Shares of beneficial interest of the Fund are currently divided into two classes, designated Class A Shares and Class I Shares. Each Class represents an interest in the same portfolio. During the period ended May 31, 1999, Class I was inactive.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $40,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended May 31, 1999, Liberty Bank and Trust Company (the "Advisor") maintained overall responsibility for the Fund's assets and was responsible for monitoring the day-to-day activities of the Sub-Advisor, The Edgar Lomax Company. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.25% based upon the average daily net assets of the Fund. For the period ended May 31, 1999, The Edgar Lomax Company (the "Sub-Advisor") provided the Fund with advice on buying and selling securities and managing the investments of the Fund. As compensation for its services, the Sub-Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's Class A shares to an annual operating expense of 2.10% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended May 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $106,397; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

                              LIBERTY FREEDOM FUND

--------------------------------------------------------------------------------
     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

     The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund's Class A Shares pay a fee to the Advisor, acting as Distribution Coordinator, at an annual rate of up to 0.50% of the average daily net assets of the Fund. The expenses which the Fund may pay include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Distribution Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred. The Distribution Plan allows excess distribution expenses to be carried forward for the following three fiscal years.

     The Trust has also adopted a Shareholder Servicing Plan (the "Servicing Plan") which provides that the Fund's Class A Shares pay a fee to the Advisor at an annual rate of up to 0.25% of the average daily net assets of the Fund, as compensation for providing, or arranging for others to provide, certain specified shareholders services to Class A shareholders. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each a "Participating Organization") out of the fees the Advisor receives from the Fund under the Servicing Plan to the extent that these Participating Organizations perform shareholder servicing functions for Class A shares owned from time to time by customers of the Participating Organization.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the period ended May 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,851,153 and $1,400,807, respectively.

                              LIBERTY FREEDOM FUND


                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
LIBERTY FREEDOM FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Liberty Freedom Fund, series of Advisors Series Trust, as of May 31, 1999, and the related statement of operations, changes in net assets and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Freedom Fund, series of Advisors Series Trust, as of May 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.


/s/ McGLADREY & PULLEN, LLP

McGLADREY & PULLEN, LLP
New York, New York
July 9, 1999

                                     ADVISOR
                         Liberty Bank and Trust Company
                          4101 Pauger Street, Suite 105
                              New Orleans, LA 70122

                                   SUB-ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104